UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Alternative Credit Income Fund

(Exact name of Registrant as specified in charter)

650 Madison Avenue, 23rd Floor

New York, NY 10022

(Address of principal executive offices)(Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 - March 31, 2023

Item 1. Reports to Stockholders.

1

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	8
Consolidated Schedule of Investments	10
Consolidated Statement of Assets and Liabilities	16
Consolidated Statement of Operations	17
Consolidated Statements of Changes in Net Assets	18
Consolidated Statement of Cash Flows	20
Financial Highlights
Class A	21
Class C	22
Class W	23
Class I	24
Class L	25
Notes to Consolidated Financial Statements	26
Additional Information	38
Privacy Notice	40

Alternative Credit Income Fund	Shareholder Letter
March 31, 2023 (Unaudited)

Dear Shareholders:

We are pleased to share the performance and market perspective for the Alternative Credit Income Fund (the “Fund”), for the half year ended March 31, 2023.

The Fund’s performance was essentially flat for the six-month period (up 0.04%), just behind our fixed income benchmarks, including the Barclay’s U.S. Aggregate Total Return Value Index2 (4.89% in the six-months ended 3/31/2023), the S&P/LSTA Leveraged Loan Total Return Index3 (5.94%) and the Bank of America High Yield Index4 (7.85%).

Our last market perspective was included in our calendar year-end letter, Alternative Credit Income Fund - 2022 Year in Review, published in early February 2023. We are thankful this letter follows in quick succession given dramatic shifts in the market. As always, market turmoil seems to compress time.

As noted in our year-end letter, in early 2023 the market had been anticipating higher interest rates as the U.S. Federal Reserve battled to arrest inflation. The mini-banking panic prompted by the collapse of Silicon Value Bank (SVB) has dramatically shifted this expectation.

As highlighted in the graphs below, immediately before SVB, the market anticipated hikes that would bring the Fed Funds rates to roughly 5.5%. In the wake of recent banking stress, the market now expects two interest rates cuts this year:

We believe this dramatic shift provides a troubling backdrop for markets.

Semi-Annual Report | March 31, 2023	1

Alternative Credit Income Fund	Shareholder Letter
March 31, 2023 (Unaudited)

First, we highlight the logical inconsistency implied by current market signals. As illustrated below, the S&P 500 is currently trading at 29.5 times earnings versus long-term mean of 17.02 based on the Schiller PE (our preferred benchmark):

This lofty multiple signals an optimistic view from the equity market, implying little risk of economic storm on the horizon. The credit markets, however, are sending a markedly different message by pricing-in two cuts this year.

The Fed is not going to cut rates for the sake of cutting rates. In fact, the Fed has an incentive to push interest rates as high as possible. Each hike represents future cuts whenever the economy eventually rolls-over. Diminished capacity and muted political appetite for Quantitative Easing (QE)—not to mention the inflationary implications—elevates the importance of these hikes. Employing the hackneyed metaphor, the Fed needs to reload the gun while it can.

Hence, we cannot envision the Fed cutting in 2023 unless the economy essentially collapses (a scenario we find unlikely). This dynamic nevertheless underscores the incongruent messages by equity and interest rate markets.

Additionally, if credit market signals prove correct and the economy deteriorates to an extent that cuts are warranted, equity markets would likely re-price lower. If credit markets are proven wrong and the economy remains stable, and the Fed does not cut, this would suggest inflation remains persistent, likely requiring long-duration assets and PE-multiples to contract as well.

Either scenario would suggest equity markets currently are broadly mispriced.

Time will determine which signal is “right.” In our view, inflation, which shapes the direction of rates, will ultimately dictate the path.

2	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter
March 31, 2023 (Unaudited)

As we previously highlighted, inflation has continued to cool from its peak as pressure on “goods” has abated. March CPI of 5.0% reflected material improvement from the high single digit levels evident in summer 2022. We would emphasize that 5.0% remains materially above the Fed’s longterm 2.0% target.

In our view, even if U.S. GDP dips into negative territory in the coming quarters, the Fed will not be able to cut if inflation remains elevated. This dynamic heightened our view the cuts in 2023 feel very unlikely.

Away from monetary policy, another significant factor shaping the path of markets will be the impact of the recent banking panic. As evident in the graph below, credit conditions had already begun to tighten prior to SVB:

Source: Senior Loan Officer Opinion Survey, National Federation of Independent Businesses and Pantheon Macroeconomics (3/31/2023)

Following the collapse of SVB, credit conditions have deteriorated as banks have halted lending to shore-up their balance sheets. Only time will tell how long banks remain on the sidelines, but we expect this pullback will weigh on economic growth.

From a Fund standpoint, we view this as an opportunity.

In recent weeks, inbound calls from bankers and management teams seeking capital have increased dramatically. Our pipeline of deals has reached levels we haven’t seen since the pandemic peak.

As an example, earlier this week we submitted a Term Sheet to a small public company that would yield the Fund a return of greater than 50%. This potential transaction does not suggest that all of our deals imply such eye-popping returns, nor does a Term Sheet suggest a deal will ultimately get executed; further diligence is unquestionably required. However, this Term Sheet in emblematic of the current market.

We do not cheer economic turmoil, given the uncertainty that often besets businesses and investor. Nevertheless, periods of market stress have consistently translated into opportunities for the Alternative Credit Income Fund.

Semi-Annual Report | March 31, 2023	3

Alternative Credit Income Fund	Shareholder Letter
March 31, 2023 (Unaudited)

Fund Performance

I always reflect on previous shareholder letters when crafting our semi-annual and year-end messages. This is the first time in the fund’s nearly seven-year history and previous 14 letters, that we have failed to beat relevant fixed income benchmarks.

Fortunately, years of crushing these benchmarks has afforded the Fund a notable performance cushion, as highlighted below:

Alternative Credit Income Fund (RCIIX)	59.8%
Barclay’s U.S. Aggregate Total Return Value Index[2]	4.9%
S&P/LSTA Leveraged Loan Total Return Index	36.3%
Bank of America High Yield Index[4]	36.6%

Source: Bloomberg. Total return from 10/27/2015 through December 31, 2022

These results highlight out long-term outperformance as well as the power of the compounding—a lodestar for the Credit Income Fund.

Long-term returns provide little comfort for newer investors, nor do they absolve us of accountability for near-term results. We hold ourselves to the high standard of outperformance in all markets, which we have heretofore delivered for nearly seven years. Falling short of our objectives prompts introspection and therefore we highlight what weighed on performance during the period.

We had one outlier credit during the period: Lucky Bucks, a provider of coin-operated games in the state of Georgia. The company has encountered material difficulties in recent months related to management. We have reacted swiftly to ensure the company has both the right capital structure and the right team in place. We remain extremely confident about the opportunity—even more so than during our original underwrite. We expect significant growth in Georgia gaming due to expected regulatory and structural changes in the coming month. Despite the failed execution thus far, we remain the second largest player in a coveted market.

The situation with Lucky Bucks highlights the benefits of working with BC Partners, a firm with a best-in-class track record of owning and running businesses. Bad outcomes are unfortunately inevitable, and Lucky Bucks has proved a challenge—but only thus far. As a platform we are uniquely positioned to fix any issues that may arise.

The situation has been reflected in our NAV, as this has been written down to ~25% of par. A rebound in Lucky Bucks would represent potential future NAV gains; we look forward to sharing constructive updates in the future.

Bonds of Wolverine Escrow (dba Incora) also dropped materially in the half year period. Having traded off ahead of the six-month period ended March 31, 2023, the position was relatively modest in size but the price action has been pronounced and we believe the story is instructive and so merits explanation.

Incora supplies Class C parts to airplane engine manufacturers, providing a vital cog in the aviation supply chain eco-system. Long-term holders may recall the Fund’s successful investment in its predecessor firm, PattonAir.

In December 2019, the private equity fund Platinum Equity combined PattonAir with Wesco Aviation to create a scaled aerospace supplier. COVID - temporarily - crushed this business. Travel restrictions grounded the aviation industry and staled engine manufacturing. EBITDA crashed from ~$350mn prior to COVID to effectively zero.

Desperate to save their equity, Platinum conducted an illegitimate debt exchange in March 2022, which has prompted two different lawsuits from creditor groups. We have elected to maintain our position (despite anticipated price declines) as we expect recoveries will be higher in bankruptcy than punting bonds at fire-sale prices.

Our bonds have enjoyed a hefty 13.125% coupon. Hence, our shareholders have already received cash equivalent to 45% of par. We look forward to fighting in the restructuring process to recover value for our holders.

Though COVID disrupted Incora’s near-term operations, we believe it improved its long-term trajectory. As aerospace manufactures recover post-COVID they need the operational and capital efficiency Incora provides more than ever. Great businesses, even with bad capital structures, are worth fighting for.

4	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter
March 31, 2023 (Unaudited)

We remind our investors that we have experienced just three defaults in nearly seven years, a testament to our credit selection process. Notably, of those losses, only one (alarm monitoring business Monitronics in 2018) resulted in low recovery, and this represented just a 1.0% position in the fund, reflecting our muted conviction in the name.

Our other defaults, Chuck E’ Cheese and Whiting Petroleum, would not have happened absent COVID, which further underscores our strong long-term underwriting.

Finally, as it relates to performance, the Fund has experienced three periods of pronounced volatility since inception: the Oil & Gas Panic in late 2015 and early 2016; the rate-induced collapsed in 4Q 2018; and COVID. As we have highlighted in the Morningstar reports provided as Appendix 1-3, the fund has historically strongly rebounded after periods of NAV decline and we are chartering a similar path for our shareholders in the quarters ahead.

	Annualized Distribution[7] 3/31/22	YTD	1-Year	3-Year	5-Ycar	Since 10/27/15[2]	Cumulative Performance Since 10/27/15[3]	Since Inception 4/17/15
Alternative Credit Income Fund	7.46%	-0.08%	-4.25%	10.84%	4.80%	6.51%	59.77%	6.05%
Bloomberg US Aggregate Index	4.40%	2.96%	-4.78%	-2.77%	0.91%	1.09%	8.41%	0.99%
S&P/LSTA Leverage Loan Index	9.35%	3.05%	2.54%	8.52%	3.63%	4.25%	36.23%	3.79%
Bank of America HY Index	8.50%	3.72%	-3.56%	5.84%	3.06%	4.47%	38.41%	3.72%

Positioning

Private Credit (26.9% of AUM at 3/31/2023)

We cannot overstate the opportunity represented by the current backdrop. With banks in retreat, our pipeline has swelled with unique and high-return lending situations. We believe we are in the early stages of this opportunity; the damage from higher rates and reduced bank liquidity will take time to filter through the economy.

At quarter end, Private Credit comprised 26.9% of our AUM. As discussed, we expect this segment to organically shrink under the BC Partners banner given our expanded access to private credit.

Nevertheless, we added two new positions during the period, a unitranche fund (BCP Great Lakes) and an SBA vehicle (Pelham S2K). Both provide our shareholder access to differentiated assets and strategies that are largely unavailable to non-institutional investors.

Public Credit: (9.2%)

At quarter end, Public Credit comprised 9.2%. This oft ignored market segment has provided our shareholders notable yield and total return over the years and our allocation to these exchanged traded assets helps de-risk the Fund by providing an additional layer of liquidity.

In recent weeks, we reduced the Fund’s exposure to Public Credit to ~5.0%. This is not a judgement on BDCs. Fundamentals remain extremely strong with low defaults and low non-accruals. However, as noted above, the market’s expectations for two rate cuts in 2023 provides an ominous backdrop for liquid asset. Either the Fed cut rates because the economy is weak, which would suggest risk-assets would price lower, or, the Fed doesn’t cut rate because the economy is strong (and therefore inflation remains an overhang), which would similarly re-price markets. Either way, we deem this a good time to take profit from our winners to reduce future potential volatility. If we have learned anything in seven years running this fund, being patient with BDCs pays off.

Direct Credit: (63.9%)

Credit weakness in 2022 has provided us the opportunity to revisit some of the Fund’s favorite names. During the semi-annual period we added Jo-Ann Store 1st Lien loans, Spanish Broadcaster 1st Bonds and United Site Services1st lien loans. Each of these positions provide our shareholders with double-digit yields.

Semi-Annual Report | March 31, 2023	5

Alternative Credit Income Fund	Shareholder Letter
March 31, 2023 (Unaudited)

The modest market rally in early 2023 has largely been driven by shifting rate expectations, which has rewarded long duration assets like IG bonds and tech stocks. Discount securities, Credit Income Fund’s core, have not, and by definition will not, be rewarded by a rate rally. The average discount of assets within the Fund’s Direct Credit segment is currently ~23% - representing notable potential future gain.

Conclusion

The Credit Income Fund has charted most of its history amid a difficult backdrop for credit investing, as low yields, tight spreads, and low volatility combined to create relatively few exciting opportunities. While spreads remain muted, higher rates and bouts of volatility have created a much more attractive investment environment for non-traditional fixed income. Unlike much of our Fund’s life, we are seeing more opportunities than there is capital in the current market.

We continue to emphasize the fundamental tenant of the Credit Income Fund: we remain 0.0% levered. Many competing funds are juicing their yields through leverage, which we consider impudent. Near-term gains sacrifice much greater long-term gains.

Market crashes are an unpredictable inevitability. When they happen, prices often become divorced from reality. Leveraging today both amplifies downside in periods of stress and reduces the ability buy at fire sale prices.

Other managers may boast of higher short-term yields. We would boast our patience and discipline.

We thank our shareholders for their continued partnership. As always, we are always available to you and your clients.

Regards,

Michael Terwilliger, CFA

Portfolio Manager*

Alternative Credit Income Fund

6	www.altcif.com

Alternative Credit Income Fund	Shareholder Letter
March 31, 2023 (Unaudited)

*	Effective October, 31, 2020, Sierra Crest Investment Management LLC (“Sierra Crest”) replaced Resource Alternative Advisor, LLC (“Resource”) as the Fund’s investment adviser. Michael Terwilliger has joined Sierra Crest as a portfolio manager to the Fund.

[1]	Fund performance refers to that of Class I. Unless otherwise stated, all performance figures provided are for the six-month period ended March 31, 2023. Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed, until at least January 31, 2024 to waive its management fees (excluding any incentive fee) and to pay or absorb the ordinary annual operating expenses of the Fund (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that its management fees plus the Fund’s ordinary annual operating expenses exceed 2.34% per annum of the Fund’s average daily net assets attributable to Class I shares. Such Expense Limitation Agreement may not be terminated by the Adviser, but it may be terminated by the Board of Trustees, upon 60 days written notice to the Adviser. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three (3) years from the date the Adviser (or the previous investment adviser) waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees. See “Management of the Fund.”

[2]	Barclays U.S. Aggregate Total Return Value Index - The Barclays U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in an index.

[3]	S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

[4]	ICE BofA U.S. High Yield Index - The ICE BofA U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Investors cannot invest directly in an index.

[5]	S&P 500 - The S&P 500 is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.

Semi-Annual Report | March 31, 2023	7

Alternative Credit Income Fund	Portfolio Update
March 31, 2023 (Unaudited)

The Fund’s performance figures for the periods ended March 31, 2023, compared to its benchmark:

Alternative Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	5 Year	Since Inception*	Inception
Class A Shares - Without Load	-1.65%	-0.35%	-0.40%	-0.35%	-4.72%	11.21%	4.46%	5.76%	4/17/15
Class A Shares - With Load	-7.28%	-6.04%	-6.17%	-6.04%	-10.24%	9.02%	3.24%	4.87%	4/17/15
Class C Shares - Without Load	-1.70%	-0.62%	-0.83%	-0.62%	-5.50%	10.36%	3.68%	5.21%	4/17/15
Class C Shares - With Load(a)	-4.09%	-3.05%	-3.31%	-3.05%	-7.81%	9.82%	3.36%	5.01%	4/17/15
Class W Shares - Without Load	-1.65%	-0.46%	-0.41%	-0.46%	-4.74%	11.17%	4.46%	5.70%	4/17/15
Class I Shares - Without Load	-1.68%	-0.39%	-0.37%	-0.39%	-4.56%	11.45%	4.71%	6.00%	4/17/15
Class L Shares - Without Load	-1.71%	-0.52%	-0.63%	-0.52%	-5.06%	10.89%	4.20%	4.20%	7/28/17
Class L Shares - With Load	-5.93%	-4.75%	-4.87%	-4.75%	-9.07%	9.31%	3.29%	3.40%	7/28/17
Morningstar LSTA Leveraged Loan Index	-0.27%	3.05%	5.87%	3.05%	2.54%	8.52%	3.63%	3.79%	4/17/15

*	Annualized total return
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 28, 2022, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 5.23% for Class A, 5.98% for Class C, 5.21% for Class W, 4.98% for Class I and 5.50% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 5.04% for Class A, 5.79% for Class C, 5.04% for Class W, 4.79% for Class I and 5.28% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

8	www.altcif.com

Alternative Credit Income Fund	Portfolio Update
March 31, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

*       Commencement of operations for Class A Shares.

Consolidated Portfolio Composition as of March 31, 2023

Asset Type	Percent of Net Assets
Bank Loans	42.39%
Private Investment Funds	25.11%
Common Equity	11.34%
Short Term Investments	6.72%
Asset Backed Securities	4.59%
Corporate Bonds	4.15%
Preferred Stock	2.67%
Warrants	0.35%
Joint Venture	0.18%
Securities Sold Short	(1.63%)
Total Investments	95.87%
Other Assets in Excess of Liabilities	4.13%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

Semi-Annual Report | March 31, 2023	9

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (42.39%)(a)
Communication Services (0.66%)
Neptune Bidco US Inc., First Lien Term Loan(b)	9.74%	3M SOFR + 5.00%, 0.50% Floor	04/11/2029	$1,850,000	$1,668,330
					1,668,330
Consumer Discretionary (2.70%)
Arrow Purchaser, Inc., First Lien Initial Term Loan(b)	11.71%	3M US L + 6.75%, 1.00% Floor	04/15/2026	2,250,000	2,238,750
Jo-Ann Stores LLC, First Lien Term Loan(b)	9.57%	3M US L + 4.75%, 0.75% Floor	07/07/2028	3,969,773	2,225,058
Lucky Bucks Holdings LLC, Subordinated Note(b)(l)	—	N/A	05/29/2028	9,326,731	2,308,366
					6,772,174
Consumer Staples (3.49%)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan(b)	12.59%	1M US L + 7.75%	10/01/2026	2,500,000	1,673,225
BrightPet, First Lien Term Loan(b)	11.41%	3M US L + 6.25%, 1.00% Floor	10/06/2026	1,955,000	1,837,219
BrightPet, Revolver(b)	11.08%	L + 6.25%, 1.00% Floor	10/06/2026	500,000	475,650
Florida Food Products LLC, Second Lien Term Loan(b)	12.84%	1M US L + 8.00%, 0.75% Floor	10/08/2029	5,000,000	4,787,500
					8,773,594

Financials (5.56%)
BetaNXT, inc., First Lien Term Loan(b)	10.42%	1M SOFR + 5.25%	07/01/2029	2,985,138	2,749,509
H-CA II, LLC, First Lien Term Loan(b)	16.00%	N/A	04/01/2024	1,976,399	1,976,399
Hunter Point Capital Structured Notes Issuer, LLC, Subordinated Delayed Draw Notes(b)(d)	N/A	N/A	07/15/2052	211,677	211,677
Money Transfer Acquisition Inc., First Lien Term Loan(b)	13.16%	3M US L + 8.25%	12/14/2027	6,956,250	6,826,168
SouthStreet Securities Holdings, Inc., First Lien Term Loan(b)	9.00%	—	09/20/2027	2,700,000	2,214,000
					13,977,753
Health Care (6.32%)
American Academy Holdings, LLC, First Lien Term Loan(b)(c)	15.84%	1M US L + 5.75%, 5.25% PIK	01/01/2025	2,256,174	2,244,893
American Academy Holdings, LLC, Second Lien Term Loan(b)(c)	14.50%	PIK	03/01/2028	3,302,316	2,718,046
Upstream Rehabilitation, Inc., Second Lien Term Loan(b)	13.66%	3M US L + 8.50%	10/22/2027	7,500,000	6,637,500
Viant Medical Holdings, Inc., Second Lien Initial Term Loan(b)	12.59%	1M US L + 7.75%	07/02/2026	5,000,000	4,287,500
					15,887,939
Industrials (7.03%)
Accordion Partners, LLC, Delayed Draw Term Loan A(b)	11.39%	3M SOFR + 6.50%, 0.75% Floor	08/29/2029	284,765	279,440
Accordion Partners, LLC, Delayed Draw Term Loan B(b)(d)	—	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	—	(6,656)
Accordion Partners, LLC, First Lien Term Loan A(b)	11.15%	3M SOFR + 6.25%, 0.75% Floor	08/29/2029	3,252,409	3,191,589
Epic Staffing Group, Delayed Draw Term Loan(b)(d)	—	1M US L + 6.00%	06/28/2029	—	(13,360)
Epic Staffing Group, First Lien Term Loan(b)	10.64%	3M SOFR + 5.75%	06/28/2029	1,638,779	1,576,014
Jazz Acquisition, Inc., Second Lien Term Loan(b)	12.84%	1M US L + 8.00%	06/18/2027	4,000,000	3,420,000
Material Handling Systems, Inc., First Lien Term Loan(b)	12.37%	P + 4.56%	06/08/2029	4,975,000	4,388,945
Secure Acquisition, Inc., Second Lien Term Loan(b)	12.91%	3M US L + 7.75%, 0.75% Floor	12/14/2029	5,000,000	4,830,000
					17,665,972

See Notes to Consolidated Financial Statements.
10	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Information Technology (16.63%)
Accurate Background, LLC, First Lien Term Loan(b)	11.16%	1M US L + 6.00%, 1.00% Floor	03/26/2027	$4,450,565	$4,313,288
Ancile Solutions, Inc., First Lien Term Loan(b)(c)	15.14%	3M US L + 7.00%, 3.00% PIK,1.00% Floor	06/11/2026	3,839,212	3,738,625
DCert Buyer, Inc. First Amendment Term Loan Refinancing, Second Lien Term Loan(b)	11.70%	6M SOFR + 7.00%	02/16/2029	3,600,000	3,346,992
Diamanti, Inc., Subordinated Note(b)(c)	12.50%	PIK	05/01/2024	3,291,496	3,270,431
EagleView Technology Corp., Second Lien Term Loan(b)	12.66%	3M US L + 7.50%, 1.00% Floor	08/14/2026	1,495,652	1,226,435
Kofax, Inc., First Lien Term Loan(b)	9.80%	6M SOFR + 5.25%, 1.00% Floor	06/15/2029	3,981,259	3,700,640
Kofax, Inc., Second Lien Term Loan(b)	12.20%	3M SOFR + 7.75%, 0.50% Floor	07/20/2030	4,000,000	3,869,200
Ivanti Software, Inc., Second Lien Initial Term Loan(b)	12.21%	3M US L + 7.25%, 0.50% Floor	12/01/2028	4,000,000	2,432,000
Naviga, Inc., First Lien Term Loan(b)	12.00%	3M SOFR + 7.00%, 1.00% Floor	12/29/2023	3,047,175	2,973,622
Precisely Software Incorporated, Second Lien Term Loan(b)	12.07%	3M US L + 7.25%, 0.75% Floor	04/23/2029	3,000,000	2,401,575
Redstone Holdco 2 LP, Second Lien Term Loan(b)	12.56%	3M US L + 7.75%, 0.75% Floor	04/16/2029	5,000,000	2,910,725
Spectrio, First Lien Term Loan(b)	11.00%	3M US L + 6.00%, 1.00% Floor	12/09/2026	3,914,641	3,811,134
Virgin Pulse, Inc., Second Lien Initial Term Loan(b)	12.09%	1M US L + 7.25%, 0.75% Floor	04/06/2029	4,500,000	3,785,850
					41,780,517
TOTAL BANK LOANS
(Cost $123,195,765)					106,526,279

ASSET BACKED SECURITIES AND CORPOATE BONDS (8.74%)
ASSET BACKED SECURITIES (4.59%)(a)
Canyon Capital CLO 2014-1, Ltd., Class ER(e)	12.50%	3M US L + 7.70%	01/30/2031	1,000,000	770,658
Jamestown CLO V, Ltd., Class F(e)	10.59%	3M US L + 5.85%	01/17/2027	549,328	44,990
JMP Credit Advisors CLO IV, Ltd.(b)	17.42%	N/A	07/17/2029	4,836,540	865,741
JMP Credit Advisors CLO V, Ltd.(b)	20.70%	N/A	07/17/2030	4,486,426	1,712,917
Mount Logan Funding 2018-1 LP(b)	20.95%	N/A	01/22/2033	3,000,000	2,569,200
OCP CLO 2013-4, Ltd., Class DR(e)	11.59%	3M US L + 6.77%	04/24/2029	1,000,000	962,765
Octagon Investment Partners 36, Ltd., Class F(e)	12.54%	3M US L + 7.75%	04/15/2031	1,000,000	819,079
Octagon Investment Partners XIV, Ltd., Class ER(e)	13.14%	3M US L + 8.35%	07/15/2029	2,132,000	1,715,345
Saranac CLO VII, Ltd., Class ER(e)	11.40%	3M US L + 6.72%	11/20/2029	500,000	251,730
Tralee CLO II, Ltd., Class ER(e)	12.66%	3M US L + 7.85%	07/20/2029	1,000,000	892,411
Tralee CLO II, Ltd., Class FR(e)	12.66%	3M US L + 8.85%	07/20/2029	1,000,000	529,838
Voya CLO 2014-2, Ltd., Class ER(e)	12.49%	3M US L + 7.70%	04/17/2030	1,000,000	394,542
					11,529,216
CORPORATE BONDS (4.15%)
Communications (0.81%)
Spanish Broadcasting System, Inc.(e)	9.75%	N/A	03/01/2026	3,000,000	2,036,145

Consumer Discretionary (0.15%)
Monitronics - Escrow	0.00%	N/A	12/31/2049	2,650,000	—
Real Hero Merger Sub 2, Inc.(e)	6.25%	N/A	02/01/2029	500,000	370,159
					370,159

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2023	11

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2023 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
CORPORATE BONDS (continued)
Consumer Staples (1.97%)
H-Food Holdings LLC / Hearthside Finance Co., Inc.(e)	8.50%	N/A	06/01/2026	$7,978,000	$4,945,163

Industrials (1.22%)
PECF USS Intermediate Holding III Corp.(e)	8.00%	N/A	11/15/2029	4,000,000	2,661,180
Wesco Aircraft Holdings, Inc.(e)	13.13%	N/A	11/15/2027	4,636,000	417,240
					3,078,420
					10,429,887
TOTAL ASSET BACKED SECURITIES
AND CORPOATE BONDS
(Cost $34,389,344)					21,959,103

	Dividend Rate	Shares	Value
PREFERRED STOCK (2.67%)
Consumer Discretionary (2.01%)
Pennfoster(a)(b)(c)(f)	15.93%	5,329,491	$5,045,827

Financials (0.54%)
Maiden Holdings North America, Ltd.	7.75%	81,794	1,365,960

Health Care (0.04%)
American Academy Holdings. Inc., Preferred
Units(b)(f)(g)	18.00%	90,970	108,691

Industrials (0.08%)
GreenPark Infrastructure, LLC Series A(b)(f)(g)(h)		400	200,000

TOTAL PREFERRED STOCK
(Cost $7,096,008)			6,720,478

COMMON EQUITY (11.34%)
Consumer Discretionary (0.57%)
CEC Entertainment, Inc.(f)		79,564	1,432,152

Diversified (7.24%)
Ares Capital Corp.		192,223	3,512,875
CION Investment Corp.		120,800	1,192,296
FS KKR Capital Corp.		105,137	1,945,035
PennantPark Floating Rate Capital Ltd.		231,336	2,454,475
Portman Ridge Finance Corp.(h)		25,504	525,637
SLR Investment Corp.		265,211	3,988,773
WhiteHorse Finance, Inc.		367,497	4,601,062
			18,220,153

Energy (1.20%)
Chord Energy Corp.		22,373	3,011,406

Financials (2.22%)
Aperture Dodge 18 LLC(b)(f)		2,033,247	2,033,247
Copper Property CTL Pass Through Trust(f)		319,520	3,546,672
			5,579,919

Health Care (0.08%)
American Academy Holdings. Inc., Common Units(b)(f)(g)		0.05	189,308

See Notes to Consolidated Financial Statements.
12	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2023 (Unaudited)

	Dividend Rate	Shares	Value

Industrials (0.03%)
GreenPark Infrastructure Series M-1(b)(d)(f)(g)(h)		200	$68,500

TOTAL COMMON EQUITY
(Cost $26,718,329)			28,501,438

JOINT VENTURE (0.18%)
Joint Venture (0.18%)
Great Lakes Funding II LLC, Series A(d)(f)(h)(i)		469,796	456,967

TOTAL JOINT VENTURE
(Cost $469,796)			456,967

PRIVATE INVESTMENT FUNDS (25.11%)
BlackRock Global Credit Opportunities Fund, LP(d)(f)(i)(j)			14,444,582
CVC European Mid-Market Solutions Fund(d)(f)(i)(j)			11,941,571
GSO Credit Alpha Fund II LP(d)(f)(i)(j)			8,367,442
Monroe Capital Private Credit Fund III LP(d)(f)(i)(j)			8,863,192
Pelham S2K SBIC II, L.P.(d)(f)(j)			200,000
Tree Line Credit Strategies LP(f)(i)(j)			19,288,108

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $60,448,853)			63,104,895

WARRANTS (0.35%)
CEC Entertainment, Inc.		237,941	475,882
Diamanti, Inc., Class A(b)		146,413	—
SouthStreet Securities Holdings, Inc.(b)		3,400	395,692

TOTAL WARRANTS
(Cost $390,456)			871,574

SHORT-TERM INVESTMENT (6.72%)
Money Market Funds (6.72%)
First American Government
Obligations Fund, 4.62%(k)		16,887,012	16,887,012

TOTAL SHORT-TERM INVESTMENT
(Cost $16,887,012)			16,887,012

	Coupon Rate	Maturity	Principal	Value
INVESTMENTS SHORT POSITIONS - (1.63)%
Corporate Bonds (1.63%)
Enviva Partners LP	6.50%	01/15/2026	$(4,500,000)	(4,099,658)
TOTAL SHORT POSITIONS
PROCEEDS $(4,349,076)				(4,099,658)

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2023	13

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2023 (Unaudited)

	Dividend Rate	Shares	Value
INVESTMENTS, AT VALUE (95.86%)
(Cost $265,246,487)			$240,928,088
Other Assets In Excess Of Liabilities (4.14%)			10,392,417
NET ASSETS (100.00%)			$251,320,505

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

P - Prime rate

Reference Rates:

1M US L - 1 Month LIBOR as of March 31, 2023 was 4.86%

3M US L - 3 Month LIBOR as of March 31, 2023 was 5.19%

1M US SOFR - 1 Month US SOFR as of March 31, 2023 was 4.80% 3M US SOFR - 3 Month US SOFR as of March 31, 2023 was 4.91% 6M US SOFR - 6 Month US SOFR as of March 31, 2023 was 4.90% P - Prime rate as of March 31,2023 was 8.00%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(c)	Payment in kind security which may pay interest in additional par.
(d)	All or a portion of this commitment was unfunded as of March 31, 2023.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2023, the aggregate market value of those securities was $16,811,245, representing 6.69% of net assets.
(f)	Non-income producing security.
(g)	Investment is held through ACIF Master Blocker, LLC, wholly owned subsidiary.
(h)	Affiliate company.
(i)	Restricted security. See chart below.
(j)	Investment is held through CIF Investments LLC, a wholly-owned subsidiary.
(k)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2023.
(l)	non-accrual investment.

Securities determined to be restricted under the procedures approved by the Fund’s Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
3/31/2018 - 6/30/2021	BlackRock Global Credit Opportunities Fund, LP	$13,823,784	$14,444,582	5.7%
09/30/2017 - 09/30/2021	CVC European Mid-Market Solutions Fund	12,035,073	11,941,571	4.8%
6/30/2018 - 3/31/2021	GSO Credit Alpha Fund II LP	6,888,736	8,367,442	3.3%
9/30/2018 - 12/31/2020	Monroe Capital Private Credit Fund III LP	8,501,260	8,863,192	3.5%
11/14/2022 - 03/31/2023	Pelham S2K SBIC II, L.P.	200,000	200,000	0.1%
12/31/2017 - 06/30/2019	Tree Line Credit Strategies LP	19,000,000	19,288,108	7.7%
08/05/2022 - 03/31/2023	Great Lakes Funding II LLC, Series A	469,796	456,967	0.2%
	Total	$60,918,849	$63,561,862	25.3%

See Notes to Consolidated Financial Statements.
14	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2023 (Unaudited)

Additional information on investments in private investment funds and unfunded debt instruments:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of March 31, 2023
BlackRock Global Credit Opportunities Fund, LP(a)	$14,444,582	N/A	N/A	$6,085,595
CVC European Mid-Market Solutions Fund(b)	11,941,571	N/A	N/A	206,342
Great Lakes Funding II LLC, Series A(a)	456,967	N/A	N/A	24,941
GSO Credit Alpha Fund II LP(a)	8,357,442	N/A	N/A	7,382,124
Monroe Capital Private Credit Fund III LP(b)	8,863,192	N/A	N/A	1,498,740
Pelham S2K SBIC II, L.P.	200,000	N/A	N/A	1,800,000
Tree Line Credit Strategies LP	19,288,108	Quarterly	90	N/A
Total	$63,561,862			$16,997,742

Unfunded Debt Instruments:

Security		Maturity	Unfunded Commitment
Accordion Partners, LLC, Delayed Draw Term Loan B	$(6,656)	08/29/2029	$355,956
Epic Staffing Group, Delayed Draw Term Loan	(13,361)	06/28/2029	348,837
GreenPark Infrastructure Series M-1	68,500	N/A	731,500
Hunter Point Capital Structured Notes Issuer, LLC, Subordinated
Delayed Draw Notes	—	07/15/2052	5,663,323
Total	$48,483		$7,099,617

Total Unfunded Commitments			$24,097,359

(a) A voluntary withdrawal may be permitted at the General Partner’s discretion with the General Partner’s consent.

(b) A voluntary withdrawal may be permitted with the General Partner’s prior written consent.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2023	15

Alternative Credit Income Fund	Consolidated Statement of Assets and Liabilities
March 31, 2023 (Unaudited)

ASSETS
Investments, at value (Cost $268,469,606)	$243,776,642
Affiliated investments, at value (Cost $1,125,957)	1,251,104
Receivable for investments sold	3,222,794
Deposit at Broker for securities sold short	4,283,312
Cash	225,020
Interest and Distributions receivable	3,507,294
Receivable for fund shares sold	146,916
Prepaid expenses and other assets	189,354
Total assets	256,602,436

LIABILITIES
Securities sold short (Proceeds $4,349,076)	4,099,658
Due to Adviser	358,309
Payable for interest expense on securities sold short	61,409
Administration fees payable	90,216
Payable for trustee fees and expenses	3,381
Distribution fees payable	29,299
Shareholder servicing fees payable	47,410
Transfer agency fees payable	92,796
Accrued expenses and other liabilities	499,453
Total liabilities	5,281,931
NET ASSETS	$251,320,505

NET ASSETS CONSISTS OF
Paid-in capital	$276,608,160
Total accumulated deficit	(25,287,655)
NET ASSETS	$251,320,505

Common Shares:
Class A
Net assets	$36,719,729
Shares of beneficial interest outstanding (no par value; unlimited number of shares)	3,787,433
Net asset value(a)	$9.70
Maximum offering price per share (maximum sales charge of 5.75%)	$10.29
Class C
Net assets	$41,554,224
Shares of beneficial interest outstanding (no par value; unlimited shares)	4,235,677
Net asset value(a)	$9.81
Class W
Net assets	$52,070,653
Shares of beneficial interest outstanding (no par value; unlimited shares)	5,373,997
Net asset value	$9.69
Class I
Net assets	$109,654,200
Shares of beneficial interest outstanding (no par value; unlimited shares)	11,291,388
Net asset value	$9.71
Class L
Net assets	$11,321,699
Shares of beneficial interest outstanding (no par value; unlimited shares)	1,167,805
Net asset value	$9.69
Maximum offering price per share (maximum sales charge of 4.25%)	$10.13

(a) Redemption price varies based on length of time held (Note 6).

See Notes to Consolidated Financial Statements.
16	www.altcif.com

Alternative Credit Income Fund	Consolidated Statement of Operations
For the Six Months Ended March 31, 2023 (Unaudited)

INVESTMENT INCOME
Interest	$10,180,337
Dividends	4,422,764
Other Income	55,039
Total investment income	14,658,140
EXPENSES
Investment advisory fees (Note 4)	2,366,998
Administrative fees (Note 4)	187,389
Distribution fees (Note 4):
Class C	159,607
Class L	14,450
Shareholder servicing fees (Note 4):
Class A	47,202
Class C	53,202
Class W	67,815
Class L	14,450
Interest and amortization/accretion on securities sold short	105,409
Transfer agent fees (Note 4)	166,207
Professional fees	72,026
Printing expense	82,861
Registration fees	54,541
Custody fees	14,840
Insurance expense	140,326
Trustee fees and expenses (Note 4)	16,881
Networking Fees:
Class A	4,163
Class C	4,996
Class W	1,312
Class I	14,197
Class L	1,907
Other expenses	1,949
Total expenses	3,592,728
Fees waived by Adviser (Note 4)	(138,096)
Total net expenses	3,454,632
NET INVESTMENT INCOME	11,203,508
Net realized gain on investments	12,379
Net change in unrealized depreciation on investments- long	(12,661,069)
Net change in unrealized appreciation on investments- short	249,418
Net change in unrealized depreciation on affiliated investments	(15,041)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,414,313)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,210,805)

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2023	17

Consolidated Statements of
Alternative Credit Income Fund	Changes in Net Assets

	For the Six Months Ended March 31,2023 (Unaudited)	For the Year Ended September 30, 2022
OPERATIONS
Net investment income	$11,203,508	$14,286,823
Net realized gain/(loss) on investments	12,379	(1,815,526)
Net change in unrealized depreciation on investments	(12,426,692)	(20,272,028)
Net decrease in net assets resulting from operations	(1,210,805)	(7,800,731)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(1,322,980)	(2,402,335)
Class C	(1,329,372)	(2,443,171)
Class W	(1,857,737)	(3,687,216)
Class I	(4,053,904)	(6,420,554)
Class L	(388,529)	(737,636)
From return of capital:
Class A	—	(181,145)
Class C	—	(184,186)
Class W	—	(277,971)
Class I	—	(484,007)
Class L	—	(55,610)
Total distributions to shareholders	(8,952,522)	(16,873,831)

COMMON SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	1,798,859	7,096,469
Distributions reinvested	656,178	1,180,078
Cost of shares redeemed	(2,217,852)	(7,434,940)
Net transferred in(out)	(487,792)	(233,721)
Net increase/(decrease) from share transactions	(250,607)	607,886
Class C
Proceeds from sales of shares	1,819,402	4,341,937
Distributions reinvested	624,400	1,354,973
Cost of shares redeemed	(2,282,214)	(4,576,994)
Net transferred in(out)	(317,536)	(1,134,257)
Net decrease from share transactions	(155,948)	(14,341)
Class W
Proceeds from sales of shares	4,329,893	11,291,567
Distributions reinvested	497,587	1,199,030
Cost of shares redeemed	(5,373,796)	(10,281,935)
Net transferred in(out)	(3,679,602)	(83,840)
Net increase/(decrease) from share transactions	(4,225,918)	2,124,822
Class I
Proceeds from sales of shares	8,136,581	38,980,395
Distributions reinvested	2,282,364	4,007,867
Cost of shares redeemed	(11,298,514)	(17,954,999)
Net transferred in(out)	4,484,930	1,451,819
Net increase from share transactions	3,605,361	26,485,082
Class L
Proceeds from sales of shares	11,251	8,714
Distributions reinvested	232,274	468,500
Cost of shares redeemed	(399,596)	(1,409,496)
Net decrease from share transactions	(156,071)	(932,282)
Total net increase/(decrease) in net assets	(11,346,510)	3,596,605

See Notes to Consolidated Financial Statements.
18	www.altcif.com

Consolidated Statements
Alternative Credit Income Fund	of Changes in Net Assets (continued)

	For the Six Months Ended March 31,2023 (Unaudited)	For the Year Ended September 30, 2022
NET ASSETS
Beginning of period	262,667,015	259,070,410
End of period	$251,320,505	$262,667,015

OTHER INFORMATION
Common Shares Transactions
Class A
Issued	179,312	658,525
Distributions reinvested	67,165	111,687
Redeemed	(221,629)	(682,622)
Net Transferred in(out)	(48,471)	(21,441)
Net increase/(decrease) in shares	(23,623)	66,149

Class C
Issued	179,039	395,978
Distributions reinvested	63,141	126,440
Redeemed	(226,056)	(417,696)
Net Transferred in(out)	(31,652)	(101,599)
Net increase/(decrease) in shares	(15,528)	3,123

Class W
Issued	434,279	1,047,560
Distributions reinvested	50,966	113,394
Redeemed	(537,990)	(951,268)
Net Transferred in(out)	(364,381)	(7,603)
Net increase/(decrease) in shares	(417,126)	202,083

Class I
Issued	814,744	3,612,283
Distributions reinvested	233,085	378,923
Redeemed	(1,132,461)	(1,649,652)
Net Transferred in(out)	443,593	131,447
Net increase in shares	358,961	2,473,001

Class L
Issued	1,136	812
Distributions reinvested	23,783	44,282
Redeemed	(39,711)	(127,872)
Net decrease in shares	(14,792)	(82,778)

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2023	19

Alternative Credit Income Fund	Consolidated Statement of Cash Flows
For the Six Months Ended March 31, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(1,210,805)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(7,983,661)
Proceeds from sale of investment securities	7,199,698
Proceeds from securities sold short	4,349,076
Purchase of short-term investment securities - net	(578,866)
Amortization of discount and accretion of discount on investments	(1,909,145)
Net realized (gain)/loss on:
Investments	(12,379)
Net change in unrealized (appreciation)/depreciation on:
Investments	12,426,692
(Increase)/Decrease in assets:
Deposit for Securities Sold Short	(4,283,312)
Interest and Distributions receivable	(612,298)
Prepaid expenses and other assets	(40,866)
Increase/(Decrease) in liabilities:
Due to Adviser	(228,921)
Payable for interest expense and securities sold short	61,409
Administration fees payable	(12,081)
Custody fees payable	(13,566)
Shareholder servicing fees payable	8,743
Trustee fees and expenses payable	(2,619)
Distribution fees payable	(424)
Transfer agency fees payable	(72,927)
Accrued expenses and other liabilities	46,422
Net cash provided by operating activities	7,130,170

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sales of shares	16,404,141
Cost of shares redeemed	(21,571,972)
Cash distributions paid	(4,659,719)
Net cash used in financing activities	(9,827,550)

Net change in cash & cash equivalents	(2,697,380)

Restricted and unrestricted cash, beginning of period	$2,922,400
Restricted and unrestricted cash, end of period	$225,020

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$4,292,803

See Notes to Consolidated Financial Statements.
20	www.altcif.com

Alternative Credit Income Fund - Class A	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$10.09		$11.09	$9.75		$10.80		$11.09	$11.13
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.44		0.61	0.74		0.69		0.73	0.79
Net realized and unrealized gain/(loss) on investments	(0.48)		(0.91)	1.30		(0.92)		(0.32)	(0.13)
Total income/(loss) from investment operations	(0.04)		(0.30)	2.04		(0.23)		0.41	0.66

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.66)	(0.63)		(0.70)		(0.55)	(0.57)
From net realized gain on investments	—		—	—		—		—	(0.04)
From return of capital	—		(0.04)	(0.07)		(0.12)		(0.15)	(0.09)
Total distributions	(0.35)		(0.70)	(0.70)		(0.82)		(0.70)	(0.70)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.39)		(1.00)	1.34		(1.05)		(0.29)	(0.04)
NET ASSET VALUE, END OF YEAR	$9.70		$10.09	$11.09		$9.75		$10.80	$11.09
TOTAL RETURN(b)	(0.40)%		(2.85)%	21.33	%(c)	(1.88	)%(c)(d)	3.91%	6.09%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$36,720		$38,452	$41,519		$38,829		$38,901	$29,712
RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.78	%(f)	2.60%	2.84%		2.78%		2.79%	2.93%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.67	%(f)	2.60%	2.65%		2.68%		2.67%	2.61%
Excluding interest expense:
Expenses, gross	2.69	%(f)	2.59%	2.78%		2.69%		2.71%	2.91%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59	%(f)	2.59%	2.59%		2.59%		2.59%	2.59%
Net investment income	8.79	%(f)	5.60%	6.87%		6.93%		6.68%	7.06%
PORTFOLIO TURNOVER RATE	3	%(g)	26%	49%		39%		29%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.98)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2023	21

Alternative Credit Income Fund - Class C	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$10.21		$11.21	$9.86		$10.92		$11.22	$11.25
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.41		0.53	0.66		0.62		0.66	0.72
Net realized and unrealized gain/(loss) on investments	(0.49)		(0.90)	1.31		(0.92)		(0.34)	(0.13)
Total income/(loss) from investment operations	(0.08)		(0.37)	1.97		(0.30)		0.32	0.59

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.32)		(0.59)	(0.56)		(0.66)		(0.48)	(0.50)
From net realized gain on investments	—		—	—		—		—	(0.04)
From return of capital	—		(0.04)	(0.06)		(0.10)		(0.14)	(0.08)
Total distributions	(0.32)		(0.63)	(0.62)		(0.76)		(0.62)	(0.62)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.40)		(1.00)	1.35		(1.06)		(0.30)	(0.03)
NET ASSET VALUE, END OF YEAR	$9.81		$10.21	$11.21		$9.86		$10.92	$11.22

TOTAL RETURN(b)	(0.83)%		(3.48)%	20.36	%(c)	(2.61	)%(c)(d)	3.05%	5.39%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$41,554		$43,391	$47,640		$43,984		$41,575	$26,720
RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.53	%(f)	3.38%	3.59%		3.53%		3.55%	3.75%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.42	%(f)	3.35%	3.40%		3.43%		3.42%	3.37%
Excluding interest expense:
Expenses, gross	3.44	%(f)	3.37%	3.53%		3.44%		3.47%	3.72%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.34	%(f)	3.34%	3.34%		3.34%		3.34%	3.34%
Net investment income	8.04	%(f)	4.87%	6.12%		6.19%		5.95%	6.38%
PORTFOLIO TURNOVER RATE	3	%(g)	26%	49%		39%		29%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.
22	www.altcif.com

Alternative Credit Income Fund - Class W	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$10.08		$11.08	$9.74		$10.79		$11.09	$11.12

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.44		0.61	0.74		0.69		0.73	0.79
Net realized and unrealized gain/(loss) on investments	(0.48)		(0.91)	1.30		(0.92)		(0.33)	(0.12)
Total income/(loss) from investment operations	(0.04)		(0.30)	2.04		(0.23)		0.40	0.67

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.66)	(0.63)		(0.70)		(0.55)	(0.57)
From net realized gain on investments	—		—	—		—		—	(0.04)
From return of capital	—		(0.04)	(0.07)		(0.12)		(0.15)	(0.09)
Total distributions	(0.35)		(0.70)	(0.70)		(0.82)		(0.70)	(0.70)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.39)		(1.00)	1.34		(1.05)		(0.30)	(0.03)
NET ASSET VALUE, END OF YEAR	$9.69		$10.08	$11.08		$9.74		$10.79	$11.09

TOTAL RETURN(b)	(0.41)%		(2.86)%	21.35	%(c)	(1.89	)%(c)(d)	3.81%	6.19%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$52,071		$58,382	$61,915		$69,993		$85,642	$75,275
RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.76	%(f)	2.60%	2.81%		2.75%		2.79%	2.98%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.67	%(f)	2.60%	2.65%		2.68%		2.67%	2.62%
Excluding interest expense:
Expenses, gross	2.68	%(f)	2.59%	2.75%		2.66%		2.71%	2.95%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59	%(f)	2.59%	2.59%		2.59%		2.59%	2.59%
Net investment income	8.77	%(f)	5.63%	6.89%		6.92%		6.68%	7.10%
PORTFOLIO TURNOVER RATE	3	%(g)	26%	49%		39%		29%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.99)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2023	23

Alternative Credit Income Fund - Class I	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$10.11		$11.11	$9.77		$10.82		$11.12	$11.15

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.45		0.63	0.76		0.72		0.77	0.84
Net realized and unrealized gain/(loss) on investments	(0.49)		(0.90)	1.30		(0.92)		(0.34)	(0.14)
Total income/(loss) from investment operations	(0.04)		(0.27)	2.06		(0.20)		0.43	0.70

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.36)		(0.69)	(0.65)		(0.73)		(0.57)	(0.60)
From net realized gain on investments	—		—	—		—		—	(0.04)
From return of capital	—		(0.04)	(0.07)		(0.12)		(0.16)	(0.09)
Total distributions	(0.36)		(0.73)	(0.72)		(0.85)		(0.73)	(0.73)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.40)		(1.00)	1.34		(1.05)		(0.30)	(0.03)
NET ASSET VALUE, END OF YEAR	$9.71		$10.11	$11.11		$9.77		$10.82	$11.12

TOTAL RETURN(b)	(0.37)%		(2.58)%	21.61	%(c)	(1.61	)%(c)(d)	4.08%	6.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$109,654		$110,512	$93,970		$87,634		$87,265	$29,273
RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.54	%(f)	2.36%	2.59%		2.52%		2.54%	2.78%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.42	%(f)	2.35%	2.40%		2.43%		2.42%	2.37%
Excluding interest expense:
Expenses, gross	2.45	%(f)	2.35%	2.53%		2.43%		2.46%	2.75%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.34	%(f)	2.34%	2.34%		2.34%		2.34%	2.34%
Net investment income	9.05	%(f)	5.78%	7.12%		7.20%		7.00%	7.51%

PORTFOLIO TURNOVER RATE	3	%(g)	26%	49%		39%		29%	43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.
24	www.altcif.com

Alternative Credit Income Fund - Class L	Financial Highlights
For a Share Outstanding Throughout the Years or Period Presented

	For the Six Months Ended March 31, 2023 (Unaudited)		Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
NET ASSET VALUE, BEGINNING OF YEAR	$10.09		$11.08	$9.75		$10.79		$11.09		$11.12

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(a)	0.43		0.58	0.71		0.67		0.70		0.77
Net realized and unrealized gain/(loss) on investments	(0.49)		(0.90)	1.29		(0.91)		(0.33)		(0.13)
Total income/(loss) from investment operations	(0.06)		(0.32)	2.00		(0.24)		0.37		0.64

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.34)		(0.63)	(0.60)		(0.69)		(0.52)		(0.55)
From net realized gain on investments	—		—	—		—		—		(0.04)
From return of capital	—		(0.04)	(0.07)		(0.11)		(0.15)		(0.08)
Total distributions	(0.34)		(0.67)	(0.67)		(0.80)		(0.67)		(0.67)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.40)		(0.99)	1.33		(1.04)		(0.30)		(0.03)
NET ASSET VALUE, END OF YEAR	$9.69		$10.09	$11.08		$9.75		$10.79		$11.09

TOTAL RETURN(b)	(0.63)%		(3.01)%	20.92	%(c)	(2.04	)%(c)(d)	3.55	%(c)	5.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$11,322		$11,930	$14,026		$12,656		$13,972		$10,098
RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest
amortization/accretion on securities sold short:
Expenses, gross	3.04	%(f)	2.89%	3.11%		3.04%		3.06%		3.24%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.92	%(f)	2.85%	2.90%		2.93%		2.92%		2.87%
Excluding interest expense:
Expenses, gross	2.95	%(f)	2.88%	3.05%		2.95%		2.98%		3.21%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.84	%(f)	2.84%	2.84%		2.84%		2.84%		2.84%
Net investment income	8.54	%(f)	5.37%	6.61%		6.66%		6.42%		6.92%

PORTFOLIO TURNOVER RATE	3	%(g)	26%	49%		39%		29%		43%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.14)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.
Semi-Annual Report | March 31, 2023	25

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

1. ORGANIZATION

Alternative Credit Income Fund (the “Fund”) is a closed-end, diversified management Investment Company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on December 11, 2014.

The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

Sierra Crest Investment Management LLC (the “Adviser”) has served as the Fund’s investment adviser since October 31, 2020.

On February 3, 2020, the Fund formed a wholly-owned subsidiary, CIF Investments LLC, a Delaware corporation. To the extent permitted by the 1940 Act, the Fund may make investments through CIF Investments LLC, which is a pass-through entity.

On March 22, 2022, the Fund formed a wholly-owned taxable subsidiary, ACIF Master Blocker, LLC (the “Taxable Subsidiary”), which is taxed as a corporation for U.S. federal income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies. These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries, CIF Investments LLC and the Taxable Subsidiary, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Alternative Credit Income Fund and its consolidated subsidiaries, except as stated otherwise.

Securities Transactions and Investment Income - Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are amortized to the earliest call date and purchase discounts are accreted over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Generally non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid-price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

26	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s fair value committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Board. The Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a brokerdealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds - The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds, including the Great Lakes Funding II, LLC, value their investment assets at fair value and generally report a NAV or its equivalent in accordance with U.S. GAAP on a calendar quarter basis. The Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end in accordance with U.S. GAAP. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments - The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicles. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Semi-Annual Report | March 31, 2023	27

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

Unfunded Commitments - The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draw term loans or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

As of March 31, 2023, the Fund had unfunded commitments of $24,097,359.

Short Sales - The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund will generally have to pay a fee or premium to borrow a security and be obligated to repay the lender any dividend or interest that accrues on those securities during the period of the loan. The Fund bears the risk of a loss, unlimited in size, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain, limited to the price that the Fund sold the security short, if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to- market daily.

Fair Value Measurements - A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 -	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 -	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

28	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of March 31, 2023:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)
Communication Services	$-	$-	$1,668,310	$1,668,310
Consumer Discretionary	-	-	6,772,174	6,772,174
Consumer Staples	-	-	8,773,594	8,773,594
Financials	-	-	13,977,753	13,977,753
Health Care	-	-	15,887,939	15,887,939
Industrials	-	-	17,665,972	17,665,972
Information Technology	-	-	41,780,517	41,780,517
Asset Backed Securities & Corporate Bonds(a)
Asset Backed Securities	-	6,381,358	5,147,858	11,529,216
Corporate Bonds	-	10,429,887	-	10,429,887
Common Equity(a)
Consumer Discretionary	-	1,432,152	-	1,432,152
Diversified	18,220,153	-	-	18,220,153
Energy	3,011,406	-	-	3,011,406
Financials	3,546,672	-	2,033,247	5,579,919
Health Care	-	-	189,308	189,308
Industrials	-	-	68,500	68,500
Preferred Stocks(a)
Consumer Discretionary	-	-	5,045,827	5,045,827
Financials	1,365,960	-	-	1,365,960
Health Care	-	-	108,691	108,691
Industrials	-	-	200,000	200,000
Warrants(a)
Consumer Discretionary	-	475,882	-	475,882
Financials	-	-	395,692	395,692
Information Technology	-	-	-	-
Short Positions
Corporate Bonds	-	(4,099,658)	-	(4,099,658)
Short-Term Investment(a)	16,887,012	-	-	16,887,012
TOTAL	$43,031,203	$14,619,621	$119,715,402	$177,366,226
Investments measured at net asset value(a)				$63,561,862
Total Investments, at fair value				$240,928,088

(a)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

Semi-Annual Report | March 31, 2023	29

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

The following table provides a reconciliation of the beginning and ending balances of investments for which the Fund has used Level 3 inputs to determine the fair value:

Asset Type	Balance as of September 30, 2022	Accrued Discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer Into Level 3	Transfer Out of Level 3	Balance as of March 31, 2023	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2023
Bank Loans	$79,020,860	$165,431	$94,868	$(6,712,899)	$3,929,178	$(1,831,234)	$31,860,075	$-	$106,526,279	$(6,712,899)
Asset Backed Securities	4,084,525	107,480	-	(1,614,847)	2,570,700	-	-	-	5,147,858	(1,614,847)
Preferred Stock	5,324,200	-	-	63,324	-	(33,006)	-	-	5,354,518	63,324
Common Equity	277,647	-	-	28,793	1,984,615	-	-	-	2,291,055	28,793
Warrants	390,456	-	-	5,236	-	-	-	-	395,692	5,236
	$89,097,688	$272,911	$94,868	$(8,230,393)	$8,484,493	$(1,864,240)	$31,860,075	$-	$119,715,402	$(8,230,393)

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of March 31, 2023 are as follows:

		Quantitative	Information about Level 3 Fair Value	Measurements

Asset Category	Fair value at March 31, 2023	Valuation Technique	Unobservable Input(a)	Range of Input (Weighted Average)
Bank loans
Communication Services	$1,668,330	Discounted Cash Flows	Market Yield	10.7%
Consumer Discretionary	2,238,750	Discounted Cash Flows	Market Yield	8.2%
Consumer Discretionary	2,308,366	Enterprise Market Value	EBITDA Multiple	8.5x
Consumer Discretionary	2,225,058	Market	Broker/Dealer Quotes	N/A
Consumer Staples	7,100,369	Discounted Cash Flows	Market Yield	6.5% - 12.8% (8.6%)
Consumer Staples	1,673,225	Market	Broker/Dealer Quotes	N/A
Financials	6,826,168	Enterprise Market Value	EBITDA Multiple	6.8x
Financials	7,151,585	Discounted Cash Flows	Market Yield	11.1% - 16.8% (13.9%)
Health Care	4,962,939	Discounted Cash Flows	Market Yield	16.4% - 18.7% (17.7%)
Health Care	10,925,000	Market	Broker/Dealer Quotes	N/A
Industrials	14,245,972	Discounted Cash Flows	Market Yield	7.5% - 11.5% (9.9%)
Industrials	3,420,000	Market	Broker/Dealer Quotes	N/A
Information Technology	16,018,367	Market	Broker/Dealer Quotes	N/A
Information Technology	25,762,150	Discounted Cash Flows	Market Yield	9.2% - 20.9% (13.5%)
Asset Backed Securities	5,147,858	Discounted Cash Flows	Market Yield	21.5% - 24.8% (23.6%)
Preferred Equity
Consumer Discretionary	5,045,827	Enterprise Market Value	EBITDA multiple	12.1x
Health Care	108,691	Enterprise Market Value	EBITDA multiple	0.8x
Industrials	200,000	Enterprise Market Value	Book Value of Equity (Asset)	1.0x
Common Equity
Financials	2,033,247	Enterprise Market Value	EBITDA Multiple	6.8x
Financials	395,692	Discounted Cash Flows	Stock Price	$117.3
			Time to Exit (Years)	2.0
			Volatility	35.0%
Health Care	189,308	Enterprise Market Value	EBITDA multiple	15.8x
Industrials	68,500	Enterprise Market Value	Book Value of Equity (Asset)	1.0x
	$119,715,402

(a)	An increase in market yield would result in a decrease in fair value. A decrease in market yield would result in an increase in fair value. An increase in the transaction price would result in an increase in fair value. A decrease in the transaction price would result in a decrease in fair value. An increase in the EBITDA multiple would result in an increase in fair value. A decrease in the EBITDA multiple would result in a decrease in fair value.

Concentration of Credit Risk - The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes - No provision for income taxes is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

As of and during the period ended March 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report | March 31, 2023	31

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

The Taxable Subsidiary records deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiary. For the period ended March 31, 2023, the Fund recorded a tax provision of $54,202.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Early Withdrawal Charge - Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 3), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder’s Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

Indemnification - The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncements - In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The accounting standard update clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Company is currently evaluating the impact that adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

3. GREAT LAKES FUNDING II LLC

In August 2022, the Fund invested in Series A of Great Lakes Funding II LLC (the “Great Lakes II Joint Venture”), a joint venture with an investment strategy to underwrite and hold senior, secured unitranche loans made to middle-market companies. The Fund treats its investment in the Great Lakes II Joint Venture as a joint venture since an affiliate of the Adviser controls a 50% voting interest in the Great Lakes II Joint Venture. In connection with the launch of the Great Lakes II Joint Venture, the Fund entered into a series of transactions pursuant to which the Fund’s prior investment in BCP Great Lakes Holdings LP, a vehicle formed as a co-investment vehicle to facilitate the participation of certain co-investors to invest, directly or indirectly, in BCP Great Lakes Funding, LLC (the “Prior Great Lakes Joint Venture”) which the Fund invested in during the fourth quarter of 2022, and the corresponding assets held by the Prior Great Lakes Joint Venture in respect of the Fund’s investment in BCP Great Lakes Holdings LP, were transferred to the Great Lakes II Joint Venture in complete redemption of the Fund’s investment in BCP Great Lakes Holdings LP.

The Great Lakes II Joint Venture is a Delaware series limited liability company, and pursuant to the terms of the Great Lakes Funding II LLC Limited Liability Company Agreement (the “Great Lakes II LLC Agreement”), prior to the end of the investment period with respect to each series established under the Great Lakes II LLC Agreement, each member of the predecessor series would be offered the opportunity to roll its interests into any subsequent series of the Great Lakes II Joint Venture. The Fund does not pay any advisory fees in connection with its investment in the Great Lakes II Joint Venture. Certain other funds managed by the Adviser or its affiliates have also invested in the Great Lakes II Joint Venture.

The fair value of the Fund’s investment in the Great Lakes II Joint Venture as of March 31, 2023 was $456,972. Fair value has been determined utilizing the practical expedient in accordance with U.S. GAAP. Pursuant to the terms of the Great Lakes II LLC Agreement, the Fund generally may not affect any direct or indirect sale, transfer, assignment, hypothecation, pledge or other disposition of or encumbrance upon its interests in the Great Lakes II Joint Venture, except that the Fund may sell or otherwise transfer its interests with the consent of the managing members of the Great Lakes II Joint Venture or to an affiliate or a successor to substantially all of the assets of the Fund.

32	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

As of March 31, 2023, the Fund has a $24,941 unfunded commitment to the Great Lakes II Joint Venture.

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees - On October 31, 2020, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The base management fee is payable monthly in arrears at an annual rate of 1.85% of the average daily net assets of the Fund. For the six months ended March 31, 2023, the Fund incurred $2,366,998 in base management fees.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the six months ended March 31, 2023, the Advisor did not earn an incentive fee.

Under the Expense Limitation Agreement, dated October 31, 2020, the Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 1, 2024, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recovered by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the current expense limitation and the repayment is approved by the Board. For the six months ended March 31, 2023, the Adviser waived fees of $138,096.

As of March 31, 2023, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

Fund	2023	2024	2025	2026
Alternative Credit Income Fund	$25,309	$404,065	$280,805	$110,043

During the six months ended March 31, 2023, the Adviser recovered previously waived fees under the Resource Expense Limitation Agreement of $-.

Fund Accounting Fees and Expenses - ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent - DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Semi-Annual Report | March 31, 2023	33

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

Distributor - The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the six months ended March 31, 2023, the Fund’s Class A, Class C, Class W and Class L shares incurred shareholder servicing fees of $182,669. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A, Class I and Class W shares are not currently subject to a distribution fee. For the six months ended March 31, 2023, the Fund’s Class C and Class L shares incurred $175,057 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the six months ended March 31, 2023, no fees were retained by the Distributor.

Trustees - Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, an additional $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Fund.

5. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2023 amounted to $7,088,972 and $9,185,634, respectively. The proceeds from securities sold short and the cost of purchases to exit securities sold short for the six months ended March 31, 2023 amounted to $4,349,076 and $-, respectively.

6. CAPITAL SHARES

The Fund, pursuant to an exemptive order granted by the SEC on July 22, 2014, offers multiple classes of shares. Class A, Class C, Class W, and Class I shares commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealermanager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, non-class specific expenses and realized and unrealized gains and losses are allocated proportionately daily based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees, and networking fees.

Share Repurchase Program

As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, no less than 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, shareholders may not be able to tender all shares that they wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

For the six months ended March 31, 2023, the Fund completed two quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. For the six months ended March 31, 2023, none of the quarterly repurchase offers were oversubscribed such that pro-ration was required.

34	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 12, 2022	December 12, 2022
Repurchase Request Deadline	October 12, 2022	January 11, 2023
Repurchase Pricing Date	October 12, 2022	January 11, 2023
Amount Repurchased	$ 9,530,746	$ 12,086,129
Shares Repurchased	943,580	1,214,267

7. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”).

Borrowings under the BNP arrangement bear interest at the three-month LIBOR plus 95 basis points at the time of borrowing. For the six months ended March 31, 2023, the Fund did not use the facility. As of March 31, 2023, the Fund did not have any outstanding borrowings.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable.

8. TAX BASIS INFORMATION

The following information is computed on a tax basis for each item as of March 31, 2023:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation	Cost of Investments for Income Tax Purposes
$9,588,006	$(32,831,343)	$(23,243,337)	$271,131,947

The tax characteristics of distributions paid for the year ended September 30, 2022 were as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital
$15,690,912	$-	$1,182,919

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term Capital Losses	Long-Term Capital Losses
$-	$4,944,241

The Fund has formed a Taxable Subsidiary, which is taxed as a corporation for income tax purposes. The Taxable Subsidiary allows the Fund to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The Taxable Subsidiary is a wholly owned subsidiary and consolidated in these financial statement statements for financial reporting purposes.

Semi-Annual Report | March 31, 2023	35

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

Deferred U.S. federal income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and U.S. federal income tax purposes. Components of deferred tax assets (liabilities) as of March 31, 2023 are as follows:

As of March 31,2023
Deferred tax assets:
Net operating loss carryforwards	$-
Capital loss carryforwards	-
Other deferred tax assets	-
Less valuation allowance	-
Total deferred tax assets	$-
Deferred tax liabilities:
Net unrealized appreciation/(depreciation) on investments	$62,580
Total deferred tax liabilities	$62,580
Net deferred tax liability	$62,580

9. RISK FACTORS

LIBOR Risk

Changes in the level of LIBOR will affect the amount of interest payable on the LIBOR-based floating rate debt instruments, and it is impossible to predict whether LIBOR will rise or fall. A decline in the level of LIBOR would likely result in a reduction of interest collections on such debt instruments, which would have an adverse effect on the return of the Fund. Some floating rate debt instruments held by the Fund may have LIBOR floors (or minimum interest rate to which the spread or margin is added, to calculate the debt instrument’s overall interest rate), but there is no guarantee that any such LIBOR floor will fully mitigate the risk of falling LIBOR.

Most LIBOR settings are no longer published, and the UK Financial Conduct Authority (the “FCA”) and LIBOR’s administrator, ICE Benchmark Administration (the “IBA”), have announced that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. While some instruments may address a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, and an increasing number of existing U.S. dollar debt instruments will be amended to provide for a benchmark reference rate other than LIBOR, not all instruments will have such provisions and there is significant uncertainty regarding the effectiveness of alternative methodologies and the potential for short-term and long-term market instability. These matters may result in a sudden or prolonged increase or decrease in reported benchmark rates, benchmark rates being more volatile than they have been in the past, and/or fewer debt instruments utilizing given benchmark rates as a component of interest payments. Additionally, in connection with the adoption of another benchmark as a replacement for LIBOR in a debt instrument’s documentation, the interest rate (or method for calculating the interest rate) applicable to that debt instrument may be modified to account for differences between LIBOR and the applicable replacement benchmark used to calculate the rate of interest payable in respect of that instrument, which modification may be based on industry-accepted spread adjustments or recommendations from various governmental and non-governmental bodies. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of debt instruments with floating or fixed-to-floating rate coupons and, in turn, a material adverse impact on the value of the Fund.

The transition away from LIBOR may affect the cost of capital, may require amending or restructuring debt instruments for the Fund, and may impact the liquidity and/or value of floating rate instruments based on LIBOR that are held or may be held by the Fund in the future, which may result in additional costs or adversely affect the Fund’s liquidity, results of operations, and financial condition. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Market Disruption Risk

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or manmade disasters; climate-change and climate-related events; the spread of infectious illnesses or other public health issues; recessions and depressions; or other events may result in market volatility, may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of such events in the future on the U.S. economy and securities markets.

36	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2023 (Unaudited)

10. AFFILIATE TRANSACTION

The following investments represent affiliated investments purchases during the six months ended March 31, 2023 and the related positions as of March 31, 2023:

Security Name	Market Value as of September 30, 2022	Purchases	Sales	Market Value as of March 31, 2023	Share Balance as of March 31, 2023	Dividends	Change in Unrealized Gain (Loss)
GreenPark Infrastructure, LLC Series A	$200,000	$-	$-	$200,000	200	$-	$-
GreenPark Infrastructure, LLC Series M-1	68,500	-	-	68,500	400	-	-
Great Lakes Funding II LLC, Series A	269,509	193,294	(742)	456,967	469,796	27,349	(5,094)
Portman Ridge Finance Corp	535,484	-	-	525,637	25,504	34,430	(9,947)
	$1,073,593	$193,294	$(742)	$1,251,104	495,900	$61,779	$(15,041)

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the consolidated financial statements, and determined that there have been no events that have occurred that would require adjustments to our disclosures in the consolidated financial statements.

Semi-Annual Report | March 31, 2023	37

Alternative Credit Income Fund	Additional Information
March 31, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3. APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on October 27, 2022, the Board of Trustees (the “Board” or the “Trustees” or the “Board of Trustees”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”), considered the renewal of the management agreement between the Fund and Sierra Crest Investment Management LLC (the “Adviser”) (the “Management Agreement”). In considering the renewal of the Management Agreement, the Trustees received materials specifically relating to the Adviser and the Management Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund and other accounts managed by the Adviser; (3) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided, including the Adviser’s responses to the Section 15(c) questionnaires provided in the Materials, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

Nature, Extent and Quality of Service. The Board reviewed the Adviser’s business and current staffing and organizational structure, and discussed the nature, extent and quality of the services provided by the Adviser under the Management Agreement. The Board noted that these services had not materially changed since the last review of the Management Agreement. The Trustees discussed the nature of the Adviser’s operations, the quality of the Adviser’s compliance infrastructure and the experience and background of all key personnel of its fund management team. The Board noted that the Adviser was an affiliate of BC Partners, and the Adviser leveraged the established Fund Support and Administration infrastructure of the broader BC Partners organization, which included staffing across Fund Support, Finance, Compliance and IT functions. The Board discussed the Adviser’s significant investment in and commitment to hiring and retaining high quality professional personnel to support the Fund. The Board noted that the Adviser had reported no regulatory actions or compliance matters that would adversely impact the Adviser’s ability to serve as adviser to the Fund. The Board noted enhanced cybersecurity measures to mitigate cybersecurity risks. The Trustees further considered the key risks associated with the Fund’s investment strategy and the policies and procedures adopted by the Adviser to mitigate those risks. They also discussed the Adviser’s practices for monitoring compliance with the Fund’s investment limitations as well as the Adviser’s broker-dealer selection practices and strong best execution analysis. The Board noted that they appreciated their access to the portfolio management team and senior firm management, were satisfied overall by the Adviser’s ongoing transparency, and look forward to continued high-level of service to benefit the Fund’s shareholders. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to the continued performance of its duties under the Management Agreement. Accordingly, the Board agreed that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory.

Performance. The Trustees considered the performance of the Fund. Referring to the 15(c)response materials, they noted that the Fund was among the top performing funds against five peer funds selected by the Adviser for the twelve-month period ended August 31, 2022, with a return of 0.68%. The Trustees also noted that the Fund’s Class I share outperformed the S&P/LSTA Leveraged Loan Index (SPBDAL) and the BAML US High Yield Index (H0A0) over the 1-year and since inception periods ended September 30, 2022. They discussed the Adviser’s commentary regarding the factors that contributed to Fund performance, which included limited use of leverage, which limited downside volatility during periods of market weakness, a weighting toward floating rate loans, and allocations to directly originated securities. The Trustees expressed their appreciation for the performance and the careful, thoughtful and professional manner in which the Adviser implemented the strategy. They reasoned that the Adviser was managing the Fund’s portfolio in accordance with prospectus guidelines and concluded that the Fund’s performance was satisfactory.

38	www.altcif.com

Alternative Credit Income Fund	Additional Information
March 31, 2023 (Unaudited)

Fees and Expenses. The Board noted that the Adviser charged a 1.85% annual advisory fee based on the average net assets of the Fund, and that while the fee was the highest of the Adviser selected peer group, the Board noted that the Adviser had implemented a contractual fee waiver that was lower than the peer group average. The Board further noted that the Adviser would continue to limit total annual Fund operating expenses, exclusive of certain fees, so as not to exceed 2.59%, 3.34%, 2.59%, 2.34% and 2.84% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class W, Class I and Class L shares, respectively. The Board observed that the Fund’s current Class A net expense ratio (excluding acquired fund fees and expenses) of 2.59% was consistent with the peer group average of 2.72%. The Board considered the potential impact of the performance incentive fee which is calculated based upon the Fund’s pre-incentive fee net investment income for the immediately preceding quarter, noting that during the last twelve months, the adviser did not earn an incentive fee. The Board then discussed the benefit to shareholders of reduced overall expenses with continued Fund growth. The Board concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether the Adviser had realized material economies of scale with respect to the management of the Fund. The Board discussed the growth projections provided by the Adviser in the 15(c) response materials and discussed the Adviser’s affiliation with the larger BC Partners platform and the benefit to the Fund in terms of its ability to leverage the collective scale of the Adviser and its affiliates when sourcing investment opportunities, receiving allocations and negotiating with third-party vendors. They considered the benefits the shareholders currently receive and would continue to receive under the Expense Limitation Agreement. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future should the Fund grow materially in size.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser had made a net profit related to the Fund during each of the first and second years of managing the Fund, noting that the profitability level was consistent with other alternative credit asset managers. The Board discussed the costs associated with managing the Fund and noted that the profit of the Adviser did not seem unreasonable for the experience, resources, and associated business risk of the Adviser. The Board concluded that the Adviser’s profitability was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board of the Fund believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Management Agreement was in the best interests of the shareholders of the Fund.

Semi-Annual Report | March 31, 2023	37

Alternative Credit Income Fund	Privacy Notice
March 31, 2023 (Unaudited)

FACTS	WHAT DOES ALTERNATIVE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number	• Purchase History
	• Assets	• Account Balances
	• Retirement Assets	• Account Transactions
	• Transaction History	• Wire Transfer Instructions
• Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
QUESTIONS? Call 1-833-404-4103

40	www.altcif.com

Alternative Credit Income Fund	Privacy Notice
March 31, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Alternative Credit Income Fund
WHAT WE DO
How does Alternative Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

We collect your personal information, for example, when you
How does Alternative Credit Income Fund collect my personal information?

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tells us who receives the money

• Show your government-issued ID

• Show your driver’s license

We also collect your personal information from other companies.
Federal law gives you the right to limit only
Why can’t I limit all sharing?	• Sharing for affiliates’ everyday business purposes - information about your creditworthiness • Affiliates from using your information to market to you • Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Alternative Credit Income Fund does not share with our affiliates.
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	• Alternative Credit Income Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Alternative Credit Income Fund doesn’t jointly market.

Semi-Annual Report | March 31, 2023	41

INVESTMENT ADVISER

Sierra Crest Investment Management, LLC

650 Madison Avenue, 23rd Floor

New York, New York 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for Alternative Credit Income Fund.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)       The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)       Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.

(b)	Not applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE CREDIT INCOME FUND

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 7, 2023

By:	/s/ Jason Roos
Jason Roos
Chief Financial Officer
(Principal Financial Officer)

Date: June 7, 2023